Exhibit 10.8

PAPER PURCHASE AGREEMENT

1.	Parties:

1.1	Boise: Boise White Paper, L.L.C., a Delaware limited liability company (“Boise”).

1.2	OfficeMax: OfficeMax Incorporated and all of its current and future affiliates and majority and wholly-owned subsidiaries (collectively, “OfficeMax”).

2.	Purchase and Sale Agreement:

2.1	OfficeMax agrees to purchase office papers from Boise and Boise agrees to supply office papers to OfficeMax, subject to the terms and conditions set forth herein. References to OfficeMax’s purchase volume shall only include requirements for its operations in the U.S., Canada, and Puerto Rico. OfficeMax has the ability to add or delete any brand or item to their volume assortment and to market to all channels and media as determined in their sole discretion, subject to the terms and conditions set forth herein.

3.	Products – Commodity Papers

3.1	“Commodity Papers” shall include all products listed on Exhibit B (under the heading “Commodity Papers.” Boise shall update Exhibit B periodically to reflect the products sold by Boise to OfficeMax.

3.2	Pricing and terms for Commodity Papers are set forth on Exhibits A and B.

3.3	In both 2011 and 2012, OfficeMax will purchase from Boise no less than the share of Commodity Papers and Non-Commodity Papers (defined below) that OfficeMax purchased from Boise in 2010. For purposes of the Agreement, “share” shall mean the percentage derived by dividing the tons of paper supplied by Boise and sold by OfficeMax to its customers as compared to the total tons of paper (defined as cut sheet paper including copy, multipurpose, laser, inkjet, recycled and colors) sold by OfficeMax as sourced from all paper suppliers.

3.4	From January 1, 2013 until such time as this Agreement is terminated (excluding any Phase-Down period), OfficeMax will purchase from Boise at least an 80% share of its Commodity Paper purchases, subject to the provisions below.

3.5	Beginning in 2012 (for calendar years 2013 and beyond), OfficeMax may obtain quotes from other paper producers to supply ***** volume (in tons) of office papers equivalent to ***** then being purchased by OfficeMax from Boise. If OfficeMax receives a bona fide bid that is at least ***** better than the net price (including all terms and promotional funding) OfficeMax is currently paying Boise for papers of comparable quality and quantity, it may purchase such papers from the other producer, if the following conditions are met:

3.5.1	*****
3.5.2	*****
3.5.3	*****
3.5.4	*****

If Boise chooses not to meet the bid pricing, the relationship will enter Phase-Down (as described in Section 5) ***** beginning January 1 of the following year, unless the parties mutually agree in writing to continue the purchase/supply relationship for all or part of the subject volume.

*****

3.6	Within the 90 days after Boise has announced a price increase, unless Boise otherwise agrees, OfficeMax shall not purchase more than ***** of the average monthly volume purchased for Commodity Papers during the prior three months. To the extent Boise accepts orders for greater than the ***** limitation, Boise may charge OfficeMax the post-increase price for the incremental volume.

4.	Products – Non-Commodity Papers

4.1	“Non-Commodity Papers” shall include all paper products listed on Exhibit B, other than those defined as “Commodity Papers” above. Pricing and terms for Non-Commodity Papers are set forth on Exhibit A and B.

4.2	For the term of this Agreement (including any Phase-Down) OfficeMax will continue to buy its full requirements of Non-Commodity Papers from Boise, subject to the terms and pricing parameters set forth herein, and except as provided below. Notwithstanding the foregoing, OfficeMax shall be permitted to purchase Non-Commodity Papers produced by other paper manufacturers provided, however, that if Boise produces a competing Non-Commodity Paper, OfficeMax shall purchase the paper

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request.

Omitted material has been filed separately with the Securities and Exchange Commission.

from Boise unless a customer specifies the other competing brand; it being understood that OfficeMax will encourage and promote the sale of Boise’s products.

4.2.1	In addition, the restrictions set forth in this Section 4.2 shall not apply to OfficeMax’s current and future assortment of Non-Commodity Papers sold in its retail business (including Reliable and officemax.com) and new channel (store within a store) business. If OfficeMax offers a Non-Commodity Paper produced by another paper manufacturer on its e-commerce site(s), it agrees to offer the equivalent Boise-branded Non-Commodity Paper on the site(s) as well.

4.2.2	Notwithstanding anything above, nothing in this Section 4.2 shall permit OfficeMax to include any Non-Commodity Paper manufactured from a paper manufacturer other than Boise in the contract catalog, without Boise’s express written permission.

4.3	For contract catalog, OfficeMax may purchase branded paper products of non-paper producers that can be produced by Boise (“OEM Products”, such as HP). so long as the purchases of OEM paper shall not exceed 110% of the volume purchased in the prior year by brand.

4.3.1	OfficeMax shall use its best efforts to cause the sellers of OEM Products to use paper produced by Boise when Boise can produce such paper and wishes to make such paper for the OEM. OfficeMax shall obtain a copy of the quotes of the other paper producers for such OEM products and shall share a copy with Boise. Boise shall have the opportunity to meet the price of the other producer and if Boise chooses to do so, OfficeMax shall cause the OEM to use Boise’s paper. OfficeMax and Boise shall closely cooperate with respect to such opportunities but OfficeMax shall not be required to pay more for the OEM product with Boise produced paper.

5.	Term of Agreement:

5.1	Initial Term – July 1, 2011 to December 31, 2017.

5.2	Renewal Term – This Agreement shall renew automatically for additional one-year terms subject to a notice of termination pursuant to Section 5.3 of this Agreement.

5.3	Termination – To terminate this agreement, a party must deliver a written notice of termination prior to July 1 in the last year of the then current term and such termination shall be effective on the last day of such Initial Term or any renewal term. Notwithstanding the effective date of termination, OfficeMax will continue to purchase and Boise will continue to supply product during the Phase-Down period as set forth in Section 5.5 below. The Phase-Down will begin on January 1 following the effective date of termination.

5.4	Phase-Down (2013) – If Phase-Down is triggered under Section 3.5 on January 1, 2013, OfficeMax may reduce its volume of Commodity Papers and Non-Commodity Papers over a four year period, as follows:

5.4.1	In 2013, OfficeMax will continue to purchase a minimum of 80% of the total tons of Boise supplied Commodity Papers and Non-Commodity Papers sold by OfficeMax in 2012;

5.4.2	In 2014, OfficeMax will continue to purchase a minimum of 60% of the total tons of Boise supplied Commodity Papers and Non-Commodity Papers sold by OfficeMax in 2012;

5.4.3	In 2015, OfficeMax will continue to purchase a minimum of 40% of the total tons of Boise supplied Commodity Papers and Non-Commodity Papers sold by OfficeMax in 2012; and

5.4.4	In 2016, OfficeMax will continue to purchase a minimum of 20% of the total tons of Boise supplied Commodity Papers sold by OfficeMax in 2012.

5.5	Phase-Down (2014 and beyond)– If Phase-Down is triggered under Section 3.5 on January 1, 2014 or thereafter, OfficeMax may reduce its volume of Commodity Papers and Non-Commodity Papers over a two year period, as follows:

5.5.1	In the first 90 days after Phase-Down begins, OfficeMax will purchase on a prorated basis at least 90% of the total tons Boise supplied papers sold by OfficeMax in the year preceding Phase-Down;

5.5.2	In the first year of Phase-Down (calculated to include the 90 day period referenced above), OfficeMax will continue to purchase 66% of the total unit volume of Boise supplied paper sold by OfficeMax in the year preceding Phase-Down; and

5.5.3	In the second year of Phase-Down, OfficeMax will continue to purchase 33% of the total unit volume of Boise supplied paper sold by OfficeMax in the year preceding Phase-Down.

6.	Other Terms:

6.1.	OfficeMax shall not be placed on allocation unless and until the effective date of termination pursuant to Section 5.3 hereof in which event such allocation shall be on a ratable basis with Boise’s other customers. If

OfficeMax orders more paper than Boise can produce, Boise shall either purchase paper for resale to OfficeMax at the then current prices (including Boise’s charge for its actual cost in handling such paper) or allow OfficeMax to obtain an alternate source of supply for the requirements in excess of Boise’s capacity.

6.2	General terms and conditions are attached as Exhibit C.

6.3	The parties shall keep the pricing terms of this agreement strictly confidential. Pricing for products shall not be disclosed within the parties’ respective organizations except on a strict need-to-know basis and in no case shall any sales representatives of any party be told of the pricing under this Agreement.

7.	Agreement:

7.1	This Agreement will supersede all prior agreements between Boise and OfficeMax, including, but not limited to the following:

7.1.1	Paper Sales Agreement effective October 29, 2004, between Boise and OfficeMax; and

7.1.2	Any domestic Vendor Profile between Boise and OfficeMax.

This Agreement has been agreed upon and executed by the parties as of June 25, 2011.

OFFICEMAX INCORPORATED		BOISE WHITE PAPER, L.L.C.

By:	/s/ Ryan T. Vero	By:	/s/ Robert A. Warren
Name:	Ryan T. Vero	Name:	Robert A. Warren
Title:	EVP/CMO	Title:	EVP & Chief Operating Officer

EXHIBIT A

PRODUCTS LIST AND PRODUCT PRICING

1.	Commodity Papers Pricing: Net pricing for each product identified on Exhibit B as a “Commodity Paper” shall be as set forth in this exhibit. *****

2.	Non-Commodity Papers Pricing: Net pricing for each product identified herein as a “Non-Commodity Papers” shall be priced as follows:

2.1	Pricing for products on Exhibit B *****, shall be determined using the pricing rule for Commodity Papers, described above.

2.2	Pricing for products identified on Exhibit B with the designation of “Boise Brand” in the pricing rule column shall be determined by the price at which Boise sells products of like kind, quality, and quantity to other unrelated purchasers and OfficeMax’ price for such products shall be the lowest net price at which Boise sells to similar third party purchasers.

2.3	For products produced by Boise solely for OfficeMax and identified on Exhibit B with the designation “OMX Brand,” Boise and OfficeMax shall negotiate a price. If the parties can’t agree on a price, OfficeMax may solicit prices for comparable products and quantities from other producers provided that Boise shall have the right to meet any such prices.

2.4	Several of the products in Exhibit B are purchased from other producers and the name of the current producer is noted in the “producer” column. Such products shall be sold to OfficeMax at the prices noted in the pricing rule column, as may be adjusted from time to time Boise will provide at least thirty (30) days prior written notice of any adjustments.

3.	Promotional Pricing

3.1	Boise will pay OfficeMax the following amounts for mutually agreed upon promotional opportunities:

3.1.1	*****
3.1.2	*****
3.1.3	*****

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request.

Omitted material has been filed separately with the Securities and Exchange Commission.

4.	Miscellaneous Pricing Terms:

4.1	Prices for Grand & Toy products shall be determined by converting the prices set forth in this exhibit to Canadian dollars using the exchange rate set forth in the Wall Street Journal on the last business day of the previous month. Payments shall be made in Canadian currency.

4.2	All products shall be priced and invoiced at time of shipment, F.O.B. Boise’s dock (Mill, RSC, or Warehouse), freight prepaid and allowed. Boise shall be responsible for product quality or transit damage that may be incurred during shipment from the mill to an OfficeMax facility. OfficeMax shall be responsible for any damages incurred after the shipment has been delivered.

4.3	Terms are ***** from date of invoice. Payments shall be made via electronic funds transfers. OfficeMax shall be entitled to a ***** prompt pay discount for payments made within ***** days. The prompt pay discount will be based on *****.

4.4	All discounts under this agreement shall be calculated on the fifth day of each month based on share purchased within the preceding month. At the end of each year, the parties will true-up any discounts based on annual volumes purchased.

4.5	To preserve the confidentiality of the pricing hereunder, *****.

4.6	In lieu of any other “Return to Vendor” program instituted at OfficeMax, Boise will pay OfficeMax *****.

4.7	Boise and OfficeMax may agree on a different price for truckload drop shipments. Truckload drop shipments are defined as customers who commit to purchasing at least *****. In all other cases, Boise and OfficeMax will agree on pricing for drop shipments.

4.8	For purposes of the Agreement, Boise may implement a fuel surcharge *****.

4.9	All pricing to OfficeMax takes into account all of the commercial customs and practices (including mode of shipping and freight) in effect prior to the effective date of this Agreement. It is the intent of the parties that they will

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request.

Omitted material has been filed separately with the Securities and Exchange Commission.

continue to work under the same commercial customs and practices currently in place on the date of this Agreement, unless specifically addressed herein.

Exhibit B (Price List)

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream- Wrap	Post Consumer content	*****	*****
Commodity Papers
				Boise X-9®
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 11	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 11	500	5	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 11 - 3HP	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	8.5 x 14	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	11 x 17	500	5	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	20	A4	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	16	8.5 x 11	500	12	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	16	8.5 x 14	500	12	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	16	8.5 x 17	500	6	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	24	8.5 x 11	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise X-9®	92	24	8.5 x 11 - 3HP	500	10	—	—	*****	*****
				Boise ASPEN® 30
OfficeMax	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 11	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 11	500	5	—	30%	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 11 - 3HP	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	8.5 x 14	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	COMM	*****	Boise ASPEN® 30	92	20	11 x 17	500	5	—	30%	*****	*****
				OfficeMax Copy
OfficeMax	—	COMM	*****	OfficeMax Copy	92	20	8.5 x 11	500	10	—	—	*****	*****
OfficeMax	—	COMM	*****	OfficeMax Copy	92	20	8.5 x 11 - 3HP	500	10	—	—	*****	*****
OfficeMax	—	COMM	*****	OfficeMax Copy	92	20	8.5 x 14	500	10	—	—	*****	*****
OfficeMax	—	COMM	*****	OfficeMax Copy	92	20	11 x 17	500	5	—	—	*****	*****
				OfficeMax Copy 30% Recycled
OfficeMax	—	COMM	*****	OfficeMax Copy 30% Recycled	92	20	8.5 x 11	500	10	—	30%	*****	*****
OfficeMax	—	COMM	*****	OfficeMax Copy 30% Recycled	92	20	8.5 x 11 - 3HP	500	10	—	30%	*****	*****
OfficeMax	—	COMM	*****	OfficeMax Copy 30% Recycled	92	20	8.5 x 14	500	10	—	30%	*****	*****
OfficeMax	—	COMM	*****	OfficeMax Copy 30% Recycled	92	20	11 x 17	500	5	—	30%	*****	*****
				Grand&Toy Premium Copy
—	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 11	500	10	—	—	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 11 - 3HP	500	10	—	—	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 14	500	10	—	—	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	11 x 17	500	5	—	—	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 11	500	5	—	—	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Premium Copy	92	20	8.5 x 14	500	5	—	—	*****	*****
				Grand&Toy Copy
—	Grand&Toy	COMM	*****	Grand&Toy Copy	92	20	8.5 x 11	500	10	—	—	*****	*****
				Grand&Toy Recycled Office Paper
—	Grand&Toy	COMM	*****	Grand&Toy Recycled Office Paper	92	20	8.5 x 11	500	5	Kraft	30%	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Recycled Office Paper	92	20	8.5 x 11 - 3HP	500	5	Kraft	30%	*****	*****
—	Grand&Toy	COMM	*****	Grand&Toy Recycled Office Paper	92	20	8.5 x 14	500	5	Kraft	30%	*****	*****
				Xerographic Copy Paper (white box)
OfficeMax	—	COMM	*****	Xerographic Copy Paper (white box)	—	20	8.5 x 11	500	10	—	—	*****	*****

*****

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL	Page 1 of 4	Updated June 2011

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream- Wrap	Post Consumer content	*****	*****
Non - Commodity Papers
				OfficeMax Multiuse Copy
OfficeMax	—	NON - COMM	*****	OfficeMax Multiuse Copy	94	20	8.5 x 11	500	10	—	—	*****	*****
				Boise X-9® Hi-Brite
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	8.5 x 11	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	8.5 x 11 - 3HP	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	8.5 x 14	500	10	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® Hi-Brite	96	20	11 x 17	500	5	—	—	*****	*****
				OfficeMax Multipurpose
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 11	500	10	P1S*	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 11 - 3HP	500	10	P1S*	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 11	500	5	P1S*	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose	96	20	8.5 x 14	500	5	P1S*	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose	96	20	11 x 17	500	5	P1S*	—	*****	*****
				OfficeMax Multipurpose 30% Recycled
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose 30% Recycled	96	20	8.5 x 11	500	5	P1S*	30%	*****	*****
				Grand&Toy Multi-purpose
—	Grand&Toy	NON - COMM	*****	Grand&Toy Multi-purpose	96	20	8.5 x 11	500	10	—	—	*****	*****
				Boise X-9® Chain of Custody Certified
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® FSC CoC	92	20	8.5 x 11	500	10	—	—	*****	*****
				Boise ASPEN® 30 Chain of Custody Certified
OfficeMax	—	NON - COMM	*****	Boise ASPEN® 30 SFI CoC	92	20	8.5 x 11	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 30 FSC CoC	92	20	8.5 x 11	500	10	—	30%	*****	*****
				Boise ASPEN® 50
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	8.5 x 11	500	10	—	50%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	8.5 x 11 - 3HP	500	10	—	50%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	8.5 x 14	500	10	—	50%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	20	11 x 17	500	5	—	50%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 50	92	24	8.5 x 11	500	8	—	50%	*****	*****
				Boise ASPEN® 100
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	8.5 x 11	500	10	—	100%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	8.5 x 11 - 3HP	500	10	—	100%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	8.5 x 14	500	10	—	100%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 100	92	20	11 x 17	500	5	—	100%	*****	*****
				Boise X-9® SPLOX®
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	20	8.5 x 11	2500	N/A	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	20	8.5 x 11 - 3HP	2500	N/A	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	20	11 x 17	1500	N/A	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise X-9® SPLOX®	92	24	8.5 x 11	2000	N/A	—	—	*****	*****
				Boise X-9® Hi-Brite SPLOX®
OfficeMax	Grand&Toy	NON - COMM	*****	BoiseX-9® Hi-Brite SPLOX®	96	20	8.5 x 11	2500	N/A	—	—	*****	*****
				Boise ASPEN® 30 SPLOX®
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 30 SPLOX®	92	20	8.5 x 11	2500	N/A	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® 30 SPLOX®	92	20	8.5 x 11 - 3HP	2500	N/A	—	30%	*****	*****
				Boise ASPEN® Laser
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	8.5 x 11	500	8	P1S	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	8.5 x 11 - 3HP	500	8	P1S	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	8.5 x 14	500	6	P1S	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® Laser	96	24	11 x 17	500	4	P1S	30%	*****	*****

*****

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL	Page 2 of 4	Updated June 2011

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream- Wrap	Post Consumer content	*****	*****
				Boise POLARIS™
OfficeMax	Grand&Toy	NON - COMM	*****	Boise POLARIS®	97	20	8.5 x 11	500	10	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise POLARIS®	97	20	8.5 x 11 - 3HP	500	10	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise POLARIS®	97	20	8.5 x 14	500	10	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise POLARIS®	97	20	11 x 17	500	5	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise POLARIS®	97	24	8.5 x 11	500	10	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise POLARIS®	97	24	11 x 17	500	5	P1S	—	*****	*****
				Boise HD:P™ Everyday Laser
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Everyday Laser	92	22	8.5 x 11	500	8	P1S	—	*****	*****
				Boise HD:P™ All-In-One
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ All-In-One	96	22	8.5 x 11	500	8	P1S	—	*****	*****
				Boise HD:P™ Premier Print
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Premier Print	96	24	8.5 x 11	500	5	Poly	—	*****	*****
				Boise HD:P™ Presentation Laser/Cover
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	8.5 x 11	500	8	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	8.5 x 11 - 3HP	500	8	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	11 x 17	500	4	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	24	8.5 x 14	500	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	28	8.5 x 11	500	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	32	8.5 x 11	500	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser	96	32	11 x 17	500	3	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser Cover	96	80	8.5 x 11	250	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser Cover	96	80	8.5 x 14	250	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Presentation Laser Cover	96	80	17 x 11	250	3	P1S	—	*****	*****
				Boise HD:P™ Glossy Color Laser
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Glossy Color Laser	96	32	8.5 x 11	500	8	P1S	15%	*****	*****
				Boise HD:P™ Color Copy Cover
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	8.5 x 11	250	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	8.5 x 14	250	3	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	17 x 11	250	3	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy Cover	98	80	18 x 12	250	3	P1S	—	*****	*****
				Boise HD:P™ Color Copy
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	8.5 x 11	500	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	8.5 x 11 - 3HP	500	6	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	8.5 x 14	500	3	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	17 x 11	500	3	P1S	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise HD:P™ Color Copy	98	28	18 x 12	500	3	P1S	—	*****	*****
				Boise ASPEN® Color Copy
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® Color Copy	96	28	8.5 x 11	500	8	P1S	100%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise ASPEN® Color Copy	96	80	8.5 x 11	250	8	P1S	100%	*****	*****
				Mohawk Color Copy 100% Recycled
OfficeMax	Grand&Toy	NON - COMM	*****	Mohawk Color Copy 100% Recycled	96	28	8.5 x 11	500	8	P1S	100%	*****	*****

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL	Page 2 of 4	Updated June 2011

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	*****	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream- Wrap	Post Consumer content	*****	*****
				Boise FIREWORX™ (Pastel)
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 11	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 11-3HP	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 14	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	20	11 x 17	500	5	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel)	N/A	24	8.5 x 11	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Pastel) Cover	92-N/A	65	8.5 x 11	250	10	—	30%	*****	*****
				Boise FIREWORX™ (Bright)
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Bright)	N/A	24	8.5 x 11	500	10	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Bright)	N/A	24	11 x 17	500	5	—	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ (Bright) Cover	92-N/A	65	8.5 x 11	250	10	—	30%	*****	*****
				Boise FIREWORX™ Assortment Packs
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Pastel Assortment	N/A	20	8.5 x 11	500	5	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Bright Assortments	N/A	24	8.5 x 11	500	5	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Bristol Assortment	N/A	67	8.5 x 11	250	5	Poly	30%	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ Cover Assortment	N/A	65	8.5 x 11	250	5	Poly	30%	*****	*****
				Boise FIREWORX™ INDEX
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ INDEX	92	110	8.5 x 11	250	8	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ INDEX	92	90	8.5 x 11	250	10	—	—	*****	*****
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX™ INDEX (Pastels)	N/A	110	8.5 x 11	250	5	—	—	*****	*****
				Boise FIREWORX Bristol
OfficeMax	Grand&Toy	NON - COMM	*****	Boise FIREWORX Bristol	92-N/A	67	8.5 x 11	250	5	—	—	*****	*****
				OfficeMax Multipurpose Recycled
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose 50% Recycled	92	20	8.5 x 11	500	10	—	50%	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Multipurpose 100% Recycled	92	20	8.5 x 11	500	10	—	100%	*****	*****
				OfficeMax All in One
OfficeMax	—	NON - COMM	*****	OfficeMax All in One	96	22	8.5 x 11	500	5	Poly	—	*****	*****
				OfficeMax Inkjet
OfficeMax	—	NON - COMM	*****	OfficeMax Inkjet	96	24	8.5 x 11	500	5	Poly	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax 30% Recycled Inkjet	96	24	8.5 x 11	500	5	—	30%	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Premium Bright White Inkjet	98	24	8.5 x 11	500	5	Poly	—	*****	*****
				OfficeMax Laser
OfficeMax	—	NON - COMM	*****	OfficeMax Laser	96	24	8.5 x 11	500	5	Poly	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax 30% Recycled Laser	96	24	8.5 x 11	500	5	—	30%	*****	*****
				OfficeMax Premium Laser
OfficeMax	—	NON - COMM	*****	OfficeMax Premium Laser	96	28	8.5 x 11	500	4	Poly	—	*****	*****
				OfficeMax Premium Color Copy
OfficeMax	—	NON - COMM	*****	OfficeMax Premium Color Copy	98	28	8.5 x 11	500	4	Poly	—	*****	*****
				OfficeMax 30% Recycled Pastels
OfficeMax	—	NON - COMM	*****	OfficeMax 30% Recycled Pastels	N/A	20	8.5 x 11	500	5	Poly	30%	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax 30% Recycled Pastels	N/A	20	8.5 x 14	500	5	Poly	30%	*****	*****
				OfficeMax Assortment Packs
OfficeMax	—	NON - COMM	*****	OfficeMax 30% Recycled Assorted Pastel	Assortment	20	8.5 x 11	400	6	Poly	30%	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Assorted Brights	Assortment	24	8.5 x 11	500	6	Poly	—	*****	*****
				OfficeMax Heavy Weights
OfficeMax	—	NON - COMM	*****	OfficeMax Index	92	90	8.5 x 11	250	5	Poly	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Index (white and pastels)	92 - N/A	110	8.5 x 11	250	5	Poly	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Bright White Cover	96	65	8.5 x 11	100	10	Poly	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Card Stock (white and pastels)	92 - N/A	67	8.5 x 11	250	5	Poly	—	*****	*****
OfficeMax	—	NON - COMM	*****	OfficeMax Card Stock Assortment Pack	N/A	67	8.5 x 11	250	5	Poly	—	*****	*****
				Grand&Toy Premium Laser
—	Grand&Toy	NON - COMM	*****	Grand&Toy Premium Laser	96	24	8.5 x 11	500	8	Poly	—	*****	*****
—	Grand&Toy	NON - COMM	*****	Grand&Toy Premium Laser 30% RC	96	24	8.5 x 11	500	8	—	30%	*****	*****
				Grand&Toy Colour Copier Paper
—	Grand&Toy	NON - COMM	*****	Grand&Toy Colour Copier Paper	98	28	8.5 x 11	500	8	—	—	*****	*****
				Grand&Toy Rainbow packs
—	Grand&Toy	NON - COMM	*****	Grand&Toy Rainbow pack (Brites)	N/A	24	8.5 x 11	400	5	Poly	—	*****	*****
—	Grand&Toy	NON - COMM	*****	Grand&Toy Rainbow pack (Pastels)	N/A	20	8.5 x 11	400	6	Poly	—	*****	*****

Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL	Page 4 of 4	Updated June 2011

EXHIBIT C

GENERAL TERMS AND CONDITIONS

These General Terms and Conditions were prepared for incorporation into the Paper Purchase Agreement to which this Exhibit C is appended (the “Agreement”). They are intended to apply as if fully set forth in the Agreement; provided that if anything in this Exhibit C is inconsistent with the express terms of the Agreement, the terms of the Agreement shall control.

1. Safety and Security Requirements. Whenever the provision of goods or services under the Agreement requires a party to be on the property of the other party, each party shall observe all reasonable security and safety procedures or requirements imposed by the other party on third parties providing like goods or services.

2. Standards of Performance.

2.1 In Respect of Goods. The quality of all goods supplied by Boise to OfficeMax shall be at least commercially equal to the quality of that grade of goods that Boise is selling to others.

2.2 In Respect of Services. All services supplied by either party to the other shall be performed in accordance with the same standard of care that the supplying party observes in providing similar services to other customers.

2.3 Disclaimer of Implied Warranties. EACH PARTY DISCLAIMS ALL WARRANTIES IN RESPECT OF GOODS OR SERVICES SUPPLIED BY IT UNDER THIS AGREEMENT THAT ARE IMPLIED BY LAW OR BY THE TERMS OF THE AGREEMENT, EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 2.1. THIS DISCLAIMER SHALL NOT BE CONSTRUED TO NEGATE OR LIMIT ANY WARRANTY OF TITLE OR RIGHT TO SELL IMPLIED BY LAW OR CUSTOM OF TRADE AND EACH PARTY EXPRESSLY WARRANTS, IN RESPECT OF ALL GOODS TO BE SOLD, THAT IT WILL HAVE AND WILL CONVEY TO OFFICEMAX GOOD AND MERCHANTABLE TITLE TO SUCH GOODS AND THAT IT WILL WARRANT AND DEFEND SUCH TITLE AGAINST THE CLAIMS OF ALL PERSONS WHATSOEVER.

2.4 Limitation of Liability. Neither party shall be liable for any incidental, indirect, special, collateral, consequential, exemplary, or punitive damages, or lost profits arising from a breach of warranty or any other part of this Agreement. In respect of services, the remedy for failure to meet the standards of service shall be that the party providing the service shall be required to reperform the service without charge. In respect of goods, without limiting the provisions of the first sentence of this Section 2.4, the remedy for failure of the goods to conform to the quality specifications set forth in the Agreement shall be as provided in the Uniform Commercial Code as in force from time to time in the state of Delaware and as specifically set forth in the Agreement.

3. Dispute Resolution. The Dispute Resolution Process set forth in Section 5 shall apply to all disputes which may arise between the parties or their respective subsidiaries or affiliates with regard to course-of-performance disputes arising in the ordinary course of business. Such disputes are referred to as “Covered Disputes.” In case of other disputes, the parties may pursue any and all remedies under applicable law or equity.

4. Dispute Resolution Process.

4.1 Limitation. The procedures provided for by this Agreement shall not apply to any Covered Dispute unless and until either party shall have given written notice to the other party invoking this Agreement. Such notice shall specify, in reasonable detail, the dispute to which it is intended to apply. Such dispute is referred to as the “Noticed Dispute.” The effective date of delivery of such notice is referred to as the “Notice Date.”

4.2 Negotiation. Within 5 days after the Notice Date, each party shall designate, in writing to the other party, the name of one of its senior executive officers who shall be its “Designated Representative” in the dispute resolution process. Designation by either party of its Designated Representative shall constitute a representation by such party that its Designated Representative has full power and authority to resolve the Noticed Dispute. Within 15 days after the Notice Date, each party shall have delivered to the Designated Representative of the other party a written statement of its position. Between 30 and 45 days after the Notice Date, the Designated Representatives shall meet, discuss, and negotiate with respect to the Noticed Dispute for a period not to exceed 10 days.

If the parties are unable to settle the Noticed Dispute through negotiations by the 45th day following the Notice Date, they shall mutually appoint a neutral third-party arbitrator. If the parties are unable to agree upon the neutral third-party arbitrator by the 50th day following the Notice Date, either party may obtain the appointment of a neutral third-party arbitrator by the Chief Judge of the United States District Court for the District of Delaware.

4.3 Arbitration. Within 10 days after appointment of the neutral arbitrator, each party shall submit a written statement to the neutral arbitrator and to the other party advocating its position, and each party may, within ten days after receipt of the other party’s statement, submit to the neutral arbitrator and the opposing party one rebuttal statement. Opening statements shall be no longer than 30 pages of 8 1/2” by 11” paper, and rebuttal statements shall be limited to 15 pages of 8 1/2” by 11” paper unless otherwise mutually agreed. Within 20 days after submission of the rebuttal statement, on a date and at a place set by the neutral arbitrator, the Designated Representatives shall meet with the neutral arbitrator to negotiate and resolve the Noticed Dispute. Each

Designated Representative may make an oral presentation to the neutral arbitrator. The Designated Representatives of both parties shall be present for such presentations and shall be available at the same location on the following day for arbitrator-sponsored negotiations. If the parties are unable to reach a settlement of the Noticed Dispute, the neutral arbitrator shall, within 20 days thereafter, deliver in writing to each party his or her recommended settlement of the Noticed Dispute. Within ten days after receipt of the neutral arbitrator’s recommended settlement, the parties’ Designated Representatives shall meet at a time and place set by the neutral arbitrator and make a final attempt to resolve the Noticed Dispute. If they are unable to do so, the arbitrator shall make a final decision which shall be final and binding upon the parties.

4.4 Confidentiality.

4.4.1 Each party shall treat all statements, written submissions, and other disclosures made by the other in the course of efforts to resolve the Noticed Dispute (collectively, “Settlement Information”) as confidential information and shall make no disclosure of the Settlement Information to any third party (other than its employees and officers involved in the Noticed Dispute and its counsel and other consultants providing advice in respect of the Noticed Dispute), and it shall require all persons to whom it is permitted to disclose such information to make a similar nondisclosure commitment for the benefit of and enforceable by the party providing such information. Such nondisclosure obligation shall remain in effect for a period of five years from the date of disclosure.

4.4.2 Prior to commencing the arbitration process, the parties shall require the neutral arbitrator to sign a confidentiality agreement in which he or she commits, for the benefit of and on a basis which is enforceable by each party and its respective Affiliates, that he or she will hold the Settlement Information confidential and not disclose it to any party other than the parties, their respective Affiliates, counsel, and advisors and agents involved in the Noticed Dispute, except under order of disclosure by a court of competent jurisdiction or pursuant to a written authorization signed by the party or parties providing the Settlement Information which is to be disclosed.

4.5 Fees and Expenses. The parties shall each cover their own costs and fees associated with the dispute resolution process provided for in this Agreement. The fees and expenses of the neutral arbitrator shall be divided equally by the parties.

4.6 Scope of Obligation; Specific Performance. The parties agree to utilize the settlement procedures outlined above in a good-faith effort to provide for a speedy and economical means of resolving disputes. However, the parties agree that neither party shall be in default or in breach hereof for failure to adhere to any of the procedures outlined above except that (i) compliance with the procedures hereof, in full, when and as required shall be a condition precedent to the other party’s obligation to continue its participation in the negotiation and arbitration process; and (ii) either party may obtain an order of specific performance in respect of the other party’s obligations hereunder.

5. Force Majeure. The term “Force Majeure” shall mean any flood, storm, earthquake, or other act of God, fire, explosion, labor dispute, civil disturbance, military action, shortage of labor or stores, issuance of directive by any legal authority asserting jurisdiction over either of the parties which directive purports to prohibit the performance of any material part of the duties of that party, or other event beyond the control of the party claiming Force Majeure, which event or directive prevents performance by a party or makes performance commercially impracticable.

Each party shall promptly notify the other if there is Force Majeure. Such notice shall describe the Force Majeure, the corrective action to be taken, if any, and the estimated time of the Force Majeure interruption. If either party is prevented from performing any of its obligations hereunder, in whole or in part by reason of Force Majeure, it shall be excused from performance for so long as and to the extent that Force Majeure shall so prevent its performance.

6. Events of Default.

6.1 Payment Defaults. If either party fails to pay any amount owed by it when due, such sum shall earn interest from the date on which it is due at a rate equal to ten percent per annum. Such interest shall be payable on demand. If either party fails to pay any amount owed (including interest accruing under the preceding sentence) within 30 days after its receipt of written demand therefore, the other party shall have the right, in addition to any other right provided under applicable law or this Agreement for such breach, to terminate this Agreement, or to suspend its performance until payment of such delinquent sum is made in full. Complaints or claims by a party under this Agreement regarding standards of performance or quality will be subject to the dispute resolution provisions hereunder, but in no event will excuse a party from paying the purchase price for delivered goods in full when due.

6.2 Nonpayment Defaults. If either party commits any breach of this Agreement, other than those described in Section 6.1 above, or if either party commits any of the breaches described in such section on a repeated basis so as to materially frustrate the reasonable business expectations of the other party in respect of this Agreement, the other party may, if such breach is not cured within 60 days after the complaining party gives notice of such breach to the party in breach, terminate this Agreement. Such remedy shall be in addition to any other remedy which may be available under applicable law or the terms hereof for such breach. Notwithstanding the foregoing, if the nature of the breach complained of is such that its cure may be reasonably expected to take more than 60 days to execute, no right to terminate shall accrue so long as the party in breach shall have commenced its efforts to effect a cure and shall be diligently pursuing such efforts.

7. Confidentiality. The parties hereby covenant and agree to hold in trust and maintain confidential all Confidential Information relating to the other party or any of its Affiliates. For purposes of this Agreement, “Confidential Information” shall mean all information disclosed by either party to the other in connection with this Agreement, whether orally, visually, in writing, or in any other tangible form, including but not limited to product pricing, technical, economic, and business data, records, know-how, flow sheets, drawings, business plans, computer information databases, inventions, processes, and the like, including but not limited to, the terms of this Agreement. The parties shall not divulge Confidential Information to third parties without the prior written consent of the other party except:

7.1 When such information has become a matter of public knowledge without wrongful action by the disclosing party;

7.2 When such information was in the possession of the party obligated to maintain confidentiality prior to its receipt thereof by the other party; and

7.3 When such disclosure is required by law; provided that if either party is involved in litigation or an administrative proceeding in which a third party is requesting disclosure of Confidential information, it shall promptly notify the disclosing party of such fact so as to permit the disclosing party to appear in such proceeding to protect its interest in nondisclosure of such Confidential Information; and

7.4 Boise may disclose this Agreement and related Confidential Information to its financing sources provided that such sources sign an agreement agreeing to keep the terms and conditions contained in the Agreement confidential.

8. Notices. Any notice or demand required or permitted to be given under the terms of this Agreement shall be deemed to have been duly given or made if given by any of the following methods:

8.1 Deposited in the United States mail, in a sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, or hand delivered, respectively addressed as follows:

To Boise:	Boise White Paper, L.L.C. Attention President and Chief Executive Officer 1111 West Jefferson Street PO Box 990050 Boise, Idaho 83799-0050
With a copy to:	Boise White Paper, L.L.C. Attention General Counsel 1111 West Jefferson Street PO Box 990050 Boise, Idaho 83799-0050

To OfficeMax:	OfficeMax Incorporated Attention President and Chief Executive Officer 263 Shuman Blvd. Naperville, IL 60563
With a copy to:	OfficeMax Incorporated Attention General Counsel 263 Shuman Blvd. Naperville, IL 60563

8.2 Sent to the above address via an established national overnight delivery service (such as Federal Express), charges prepaid; or

8.3 Sent via any electronic communications method, provided the sender obtains written confirmation of receipt of the communication by the electronic communication equipment at the office of the addressee listed above; provided also that, if this method is used, the party shall immediately follow such notice with a second notice in one of the methods set forth in subsections 10.1 or 10.2 above.

Notices shall be effective on the day sent if sent in accordance with Section 8.3, on the first business day after the day sent, if sent, in accordance with Section 8.2 and on the seventh business day after the day sent, if sent in accordance with Section 8.1.

9. Insurance and Indemnity. At all times while Boise continues to be a vendor to OfficeMax, Boise shall purchase and maintain a commercial general liability (occurrence) policy, which policy shall include coverage for premises and operations; products and completed operations; contractual liability; broad form property damage, and personal injury liability. The policy shall have a combined single limit for bodily injury and property damage of $5,000,000 each occurrence; $5,000,000 aggregate for products/completed operations; and $5,000,000 general aggregate. Umbrella/Excess limits may be used to comply with the general liability limit requirements. Boise’s insurance company must have a minimum A.M. best Rating of A-VII or better. Insurance carried by Boise will be primary to any insurance carried by OfficeMax. Any other insurance or self-insurance maintained by Boise shall be in excess of and not contribute to Boise’s insurance.

As soon as possible (January 1 for all succeeding years), Boise shall deliver to OfficeMax, or OfficeMax’s designee per written instruction, a certificate from Boise’s insurer evidencing the required coverage and naming OfficeMax Incorporated, its subsidiaries, affiliates, corporate parent, directors, officers, and employees as additional insured’s with respect to liability or any claims of liability arising out of the sale of products to OfficeMax, including the design and manufacture thereof. The certificate shall provide on its face that the policies it represents will not be terminated, amended, or allowed to expire without 30 days’ prior written notice to OfficeMax; and such certificate shall further provide on its face that the policies it represents contains a severability of interests clause, generally providing, “the insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the company’s liability”. Failure of OfficeMax to demand such certificate or other evidence of full compliance with these insurance requirements or failure of OfficeMax to identify a deficiency from evidence that is provided shall not be construed as a waiver of Vendor’s obligation to maintain such insurance.

Boise further agrees to defend, indemnify and hold harmless OfficeMax, its subsidiaries, affiliates, corporate parent, directors, officers, and employees from and against all causes of action, claims, liabilities, costs, and expenses of any kind, whether actual or alleged, including court costs and attorneys fees, arising out of or related to any products or goods sold by Boise to OfficeMax, except where such claim is wholly attributable to the fault of OfficeMax.

10. Waiver of Subrogation. Each party waives all rights that each might now or hereafter have against the other, its subsidiaries, or affiliates or against the officers, directors, or employees of any of the foregoing to the extent that the loss so waived is compensated by the property damage insurance required hereby or in fact carried by the party suffering such loss (without regard to any deductible or risk retention feature of such insurance).

11. Assignment. This Agreement shall be binding upon the parties and their successors and assigns, but no party shall make any sale, assignment, or other transfer of all or any portion of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided, however, that Boise may assign this Agreement without OfficeMax’ consent upon the sale of all, or substantially all, of its paper manufacturing assets provided that the party purchasing such assets expressly agrees in writing to assume and fully perform all of Boise’s obligations hereunder. In the event of any restructuring or reorganization of OfficeMax, or sale of all or a substantial portion of the assets or the business of OfficeMax, this Agreement will continue to be binding upon OfficeMax and will also become binding on any additional entity which acquires all or a substantial portion of OfficeMax’s business (but, in the case of such additional entity, only with respect to the portion of the OfficeMax business it acquires).

12. Severability and Renegotiation. If any part of this Agreement is found to be illegal, void, or unenforceable, such illegality, invalidity, or unenforceability shall not extend beyond the part affected, and unaffected parts of this Agreement will continue in full force and will be binding on the parties. Should any term or provision of this Agreement be found invalid by any court or regulatory body having jurisdiction thereover, the parties shall immediately use their best efforts to renegotiate such term or provision of the Agreement to eliminate such invalidity.

13. Independent Contractor. In performing services under this Agreement, each party shall act solely as an independent contractor; neither party nor any of its employees or agents shall be treated as or deemed to be employees of the other.

Nothing in this Agreement shall be construed to create a partnership, agency, joint venture, or employer-employee relationship between the parties. Neither party shall hold itself out or otherwise represent itself to any person or entity as anything other than an independent contractor of the other party.

14. Right of Offset. All debts and obligations of OfficeMax and Boise to each other are mutual and subject to setoff. For purposes of this paragraph, “OfficeMax” and “Boise” shall be deemed to include each party’s respective subsidiaries and affiliates which directly or indirectly control or are controlled by that party.

15. Nonwaiver. Any waiver, at any time, by any part of its rights, remedies, duties, and/or obligations with respect to any matters arising in connection with this Agreement, shall not be deemed a waiver of any other right, remedy, duty, and/or obligation with respect to such matter or with respect to any subsequent matter.

16. Choice of Law and Jurisdiction. This Agreement shall be governed, interpreted, and enforced under the laws of the state of Delaware, without regard to its choice of law rules. The courts of the state of Delaware and federal courts sitting therein shall have exclusive jurisdiction to hear and settle litigation in respect of this Agreement or, subject to the last sentence of this section, any litigation that arises between the parties. In any suit between the parties or their Affiliates; each party hereby consents to receive service of process in any jurisdiction in which it is doing business, including without limitation, the state of its incorporation, provided that such service of process is issued by a federal or state court of general jurisdiction sitting in Delaware. This Section 19 shall not apply in respect of any cross claim brought in any litigation initiated by a person other than a party or one of its Affiliates in a jurisdiction other than Delaware.

17. Captions. All indices, titles, subject headings, and similar items in this Agreement are provided for the purpose of reference and convenience and are not intended to be inclusive, definitive, or to affect the meaning of the content or scope of this Agreement.

18. Interpretation. As used in this Agreement, the masculine gender shall include the feminine or neuter gender, and the plural shall include the singular wherever appropriate.

19. Amendment. This Agreement may be amended only by a written instrument signed by the senior most executive of each party. No failure of any party to insist upon strict performance of obligations owed it hereunder by the other party shall waive or release such party’s right to insist on strict performance of such obligation in the future.

20. Counterparts. This Agreement may be executed in two or more duplicate counterparts and upon such execution shall be considered a single document as though each party had executed the same counterpart.

21. Audits. Each party shall have the right to audit the other party’s books and accounts to verify volumes, costs, pricing and price adjustments pursuant to this Agreement once per year. Such audits shall be conducted at the expense of the party requesting the audit.

22. Entire Agreement. The terms and provisions herein contained constitute the entire agreement between the parties and supersede all agreements, either verbal or written, between the parties with respect to the subject matter of this Agreement.

23. Brand Ownership. Boise shall own the brand names of all products sold under this Agreement that are produced by Boise, except for the OfficeMax brand names.